UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
____________

Date of Report (Date of earliest event reported) July 28, 2021

Wyndham Hotels & Resorts, Inc.
(Exact name of registrant as specified in charter)

Delaware		001-38432	82-3356232
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)
22 Sylvan Way
Parsippany,	New Jersey		07054
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code (973) 753-6000

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
Wyndham Hotels & Resorts, Inc. (the “Company”) today issued a press release reporting financial results for the quarter ended June 30, 2021.
A copy of the Company’s press release is furnished as Exhibit 99.1 and is incorporated by reference.

The information included in this Item 2.02, Item 7.01 below and Exhibit 99.1 included with this Current Report on Form 8-K shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act made after the date hereof, the information contained in this Item 2.02, Item 7.01 below and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 7.01.    Regulation FD Disclosure.

On July 28, 2021, the Company posted a new investor presentation on its investor relations website at www.investor.wyndhamhotels.com.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is furnished with this report:

Exhibit No.	Description

Exhibit 99.1	Press Release of Wyndham Hotels & Resorts, Inc., dated July 28, 2021, reporting financial results for the quarter ended June 30, 2021.

Exhibit 104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM HOTELS & RESORTS, INC.
Date: July 28, 2021	By:	/s/ Nicola Rossi
Nicola Rossi Chief Accounting Officer

WYNDHAM HOTELS & RESORTS, INC.
CURRENT REPORT ON FORM 8-K
Report Dated July 28, 2021
EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release of Wyndham Hotels & Resorts, Inc., dated July 28, 2021, reporting financial results for the quarter ended June 30, 2021.
Exhibit 104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.